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                                                                    EXHIBIT 99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Kellogg Company - Bakery, Confectionery, Tobacco Workers and Grain Millers Savings And Investment Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Bryant, Executive Vice President and Chief Financial Officer of Kellogg Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



                                      /s/ John A. Bryant
                                     -----------------------------
                                     John A. Bryant
                                     Executive Vice President and Chief
                                     Financial Officer
                                     June 26, 2003